UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2013

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2013, American International Group, Inc. (“AIG”), AIG Capital Corporation (“Seller”), a wholly-owned direct subsidiary of AIG and the sole shareholder of International Lease Finance Corporation (“ILFC”), and Jumbo Acquisition Limited (“Purchaser”) entered into an amendment (the “Amendment”) to the Share Purchase Agreement, dated as of December 9, 2012, as amended by Amendment No. 1, dated May 10, 2013, by and among Seller, AIG and Purchaser (the “Share Purchase Agreement”) relating to the sale of up to 90.0% of ILFC’s common stock by Seller to Purchaser (the “Transaction”).

The Amendment extends by one and a half months, to July 31, 2013, the date on which any of AIG, Seller or Purchaser may terminate the Share Purchase Agreement if the closing of the Transaction has not yet occurred. Under the Amendment, AIG and Seller may pursue (but not enter into definitive documentation for, or consummate) other offers for ILFC and may continue to pursue (but not engage in widespread solicitation of orders for, or request effectiveness of) the alternative of a public offering. Under the Amendment, AIG or Seller may terminate the Share Purchase Agreement prior to July 31, 2013 if AIG reasonably determines in good faith that closing conditions relating to regulatory matters would not be satisfied by July 31, 2013. The Amendment also amends to July 15, 2013 the date by which the Purchaser may deliver the Option Notice (as defined in the Share Purchase Agreement) to AIG and Seller.

The description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated in its entirety into this Item 1.01 by reference. AIG previously filed the Share Purchase Agreement as Exhibit 2.1 to its Current Report on Form 8-K filed on December 10, 2012 and Amendment No. 1 as Exhibit 2.1 to its Current Report on Form 8-K filed on May 13, 2013.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Amendment No. 2 to the Share Purchase Agreement, dated as of June 15, 2013, among American International Group, Inc., AIG Capital Corporation and Jumbo Acquisition Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: June 17, 2013	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2 to the Share Purchase Agreement, dated as of June 15, 2013, among American International Group, Inc., AIG Capital Corporation and Jumbo Acquisition Limited.